SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549
              ----------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 Date of Report
                       (Date of earliest event reported):

                                  June 27, 1999
              ----------------------------------------------------

                             THERMOLASE CORPORATION
             (Exact name of Registrant as specified in its charter)


Delaware                              1-13104                        06-1360302
(State or other jurisdiction of     (Commission                (I.R.S. Employer
incorporation or organization)      File Number)         Identification Number)


2055-C Luna Road
Carrollton, Texas                                                         75006
(Address of principal executive offices)                             (Zip Code)


        Registrant's telephone number including area code: (781) 622-1000

                                                                       FORM 8-K

Item 2.  Disposition of Assets

      Effective June 27, 1999, ThermoLase Corporation (the "Company") sold all of the shares of The Greenhouse Spa, Inc. to TGH, LLC, a Pennsylvania limited liability company which is wholly owned by the Stuart Michael Katzoff Trust (the "Trust"). Gerald Katzoff, the President of The Greenhouse Spa, Inc. prior to and after the sale of the shares and the President of The Company's Spa Division until the completion of the transactions described herein, is the sole trustee of the Trust. The Greenhouse Spa, Inc. is the owner of a luxury destination spa in Arlington, Texas, at which spa services are provided to women during week long stays at the Greenhouse Spa.

      The purchase price for the shares of The Greenhouse Spa, Inc. consisted of a promissory note by TGH, LLC in the amount of $10 million, payable in full, together with interest at the rate of 10% per year, on June 27, 2000. The $10 million promissory note may be extended for an additional six months if the outstanding principal balance of the note is reduced to $6 million on or before June 27, 2000, and provided that a variety of other conditions have been satisfied. The $10 million promissory note is secured by all of the assets of TGH, LLC and by a guaranty by The Greenhouse Spa, Inc. secured by all of the assets of The Greenhouse Spa, Inc. including the real estate on which the Greenhouse Spa in Arlington, Texas, is located. The Company paid TGH, LLC $300,000 to cover the cost of certain renovation work at the Greenhouse Spa in Arlington, Texas.

      Also effective June 27, 1999, the Company sold the assets of its Greenhouse day spas to GH Day Spas, Inc., a Pennsylvania corporation that is also wholly owned by the Trust. The Greenhouse day spas provide cosmetic spa services and laser-based hair-removal and skin-resurfacing services. GH Day Spas, Inc. acquired the assets and will continue to operate day spas at nine facilities previously operated by the Company. GH Day Spas, Inc. also acquired certain of the Company's assets that are located at five closed day spas. The facilities that GH Day Spas, Inc. will continue to operate are located in Beverly Hills and Newport Beach, California; Denver, Colorado; Greenwich, Connecticut; Troy, Michigan; Edina, Minnesota; Manhasset, New York; and Dallas and Houston, Texas.

      The purchase price for the assets of the day spas consisted of a promissory note in the amount of $2.5 million, payable in full together with interest at the rate of 10% per year, on June 27, 2000. The $2.5 million promissory note may be extended for an additional six months if the outstanding principal balance of the $10 million note by TGH, LLC is reduced to $6 million on or before June 27, 2000, and provided that a variety of other conditions have been satisfied. The $2.5 million promissory note is secured by all of the assets of GH Day Spas, Inc.

      The sale prices of each of (i) the shares of The Greenhouse Spa, Inc. and
(ii) the assets of the Company's day spas were determined by the parties in arms-length negotiations based on, among other things, a third-party appraisal of the Greenhouse Spa in Arlington, Texas.

     GH Day Spas, Inc. agreed to offer employment to all employees of the continuing day spas on substantially the same terms and conditions as their employment with the Company. GH Day Spas, Inc. also agreed to assume certain continuing obligations of the Company under contracts relating primarily to the continuing day spas.

      In connection with the sale of the Greenhouse day spas, GH Day Spas, Inc. agreed to assume all liability for performing services and/or providing goods in satisfaction of all outstanding gift certificates and customer deposits, and for customer prepayments for multiple treatment packages with respect to services not yet performed. The Company agreed to continue to pay the lease payments at the nine day spa locations that GH Day Spas, Inc. will continue to operate until such time as the Company has paid $1.5 million of such lease payments. GH Day Spas, Inc. will be responsible for the balance of the lease payments at these day spas for the period through December 31, 2000, and has the right but is not obligated to renew all of the leases for the balance of the terms thereof. The Company has also provided GH Day Spas, Inc. with working capital in the amount of $500,000.

      The Company has incurred a loss on the sale and closure of the spas of approximately $31 million, including losses on ongoing lease obligations. This amount will be recorded in the Company's quarter ended July 3, 1999, together with charges for other restructuring actions.

Item 7. Financial Statements, Pro Forma Condensed Financial Information and Exhibits

(a)   Financial Statements

      Not applicable.

(b)   Pro Forma Condensed Financial Statements

      The following unaudited pro forma condensed statements of operations set forth the results of operations for the fiscal year ended October 3, 1998, and the six months ended April 3, 1999, as if the disposition by the Company of the Greenhouse Spa in Arlington, Texas, and all of the domestic day spas, including those closed by the Company in fiscal 1999, (the "Spa Business"), had occurred at the beginning of fiscal 1998. The unaudited pro forma condensed balance sheet sets forth the financial position as of April 3, 1999, as if the dispositions had occurred as of that date.

      The pro forma results of operations are not necessarily indicative of future operations or the actual results that would have occurred had the disposition of the Spa Business been consummated at the beginning of fiscal 1998, due to other restructuring actions being undertaken by the Company unrelated to the disposition of this business, including charges for impairment of lasers and the termination of various international joint venture arrangements. These statements should be read in conjunction with the accompanying notes herein and the historical consolidated financial statements and related notes of the Company included in its Annual Report on Form 10-K, as amended, for the fiscal year ended October 3, 1998, and Quarterly Report on Form 10-Q for the six months ended April 3, 1999.


                             THERMOLASE CORPORATION

                   PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                        Fiscal Year Ended October 3, 1998
                                   (Unaudited)
                                                                                  Pro Forma
                                                                               Adjustments:
                                                                                Results of
                                                                   ThermoLase  Spa Business      Pro Forma
                                                                  (In thousands except per share amounts)

   Revenues:
    Product revenues                                                 $ 22,765       $     -       $ 22,765
    Service revenues                                                   17,326       (10,108)         7,218
                                                                     --------       -------       --------

                                                                       40,091       (10,108)        29,983
                                                                     --------       -------       --------

   Costs and Operating Expenses:
    Cost of product revenues                                           15,590             -         15,590
    Cost of service revenues                                           22,285       (19,860)         2,425
    Selling, general, and administrative expenses                      22,306        (1,035)        21,271
    Research and development expenses                                   3,028             -          3,028
    Restructuring costs                                                10,155        (4,638)         5,517
                                                                     --------       -------       --------

                                                                       73,364       (25,533)        47,831
                                                                     --------       -------       --------

   Operating Income (Loss)                                            (33,273)       15,425        (17,848)

   Interest Income                                                      4,512             -          4,512
   Interest Expense                                                    (5,343)            -         (5,343)
   Equity in Losses of Joint Ventures                                  (1,203)            -         (1,203)
                                                                     --------       -------       --------

   Income (Loss) Before Income Tax Provision                          (35,307)       15,425        (19,882)
   Income Tax Provision                                                (5,879)            -         (5,879)
                                                                     --------       -------       --------

   Net Income (Loss)                                                 $(41,186)      $15,425       $(25,761)
                                                                     ========       =======       ========

   Basic and Diluted Loss per Share                                  $  (1.07)                    $   (.67)
                                                                     ========                     ========

   Basic and Diluted Weighted Average Shares                           38,528                       38,528
                                                                     ========                     ========


                                       4



                             THERMOLASE CORPORATION

                   PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                         Six Months Ended April 3, 1999
                                   (Unaudited)
                                                                                  Pro Forma
                                                                                Adjustments:
                                                                                  Results of
                                                                   ThermoLase   Spa Business     Pro Forma
                                                                  (In thousands except per share amounts)

   Revenues:
    Product revenues                                                 $ 12,610       $  (380)      $ 12,230
    Service revenues                                                    6,751        (5,339)         1,412
                                                                     --------       -------       --------

                                                                       19,361        (5,719)        13,642
                                                                     --------       -------       --------

   Costs and Operating Expenses:
    Cost of product revenues                                            8,594          (191)         8,403
    Cost of service revenues                                           14,671       (12,665)         2,006
    Selling, general, and administrative expenses                       8,527          (221)         8,306
    Research and development expenses                                     973             -            973
                                                                     --------       -------       --------

                                                                       32,765       (13,077)        19,688
                                                                     --------       -------       --------

   Operating Income (Loss)                                            (13,404)        7,358         (6,046)

   Interest Income                                                      1,243            (6)         1,237
   Interest Expense                                                    (2,680)            5         (2,675)
   Equity in Losses of Joint Ventures                                    (200)            -           (200)
                                                                     --------       -------       --------

   Income (Loss) Before Income Tax Provision                          (15,041)        7,357         (7,684)
   Income Tax Provision                                                   (96)            -            (96)
                                                                     --------       -------       --------

   Net Income (Loss)                                                 $(15,137)      $ 7,357       $ (7,780)
                                                                     =========      =======       ========

   Basic and Diluted Loss per Share                                 $    (.38)                    $   (.20)
                                                                    =========                     ========

   Basic and Diluted Weighted Average Shares                           39,332                       39,332
                                                                    =========                     ========




                             THERMOLASE CORPORATION

                        PRO FORMA CONDENSED BALANCE SHEET
                               As of April 3, 1999
                                   (Unaudited)
                                                                      Pro Forma Adjustments
                                                                   Accounts of  Spa Business
                                                     ThermoLase   Spa Business   Adjustments      Pro Forma
                                                                        (In thousands)

   ASSETS
   Current Assets:
    Cash and cash equivalents                          $ 40,820      $     (10)     $   (800)     $  40,010
    Accounts receivable, net                              4,965           (571)            -          4,394
    Notes receivable, net                                     -              -         4,000          4,000
    Inventories                                           6,621           (143)            -          6,478
    Prepaid expenses                                      1,022           (422)            -            600
                                                       --------      ---------      --------      ---------

                                                         53,428         (1,146)        3,200         55,482
                                                       --------      ---------      --------      ---------

   Property, Plant, and Equipment, at Cost, Net          41,299        (23,958)            -         17,341
                                                       --------      ---------      --------      ---------

   Other Assets                                           7,387             (2)        3,000         10,385
                                                       --------      ---------      --------      ---------

   Cost in Excess of Net Assets of Acquired Companies    15,296         (7,554)            -          7,742
                                                       --------      ---------      --------      ---------

                                                       $117,410      $ (32,660)     $  6,200      $  90,950
                                                       ========      =========      ========      =========



                                       6

                             THERMOLASE CORPORATION

                  PRO FORMA CONDENSED BALANCE SHEET (continued)
                               As of April 3, 1999
                                   (Unaudited)
                                                                      Pro Forma Adjustments
                                                                  Accounts of  Spa Business
                                                     ThermoLase   Spa Business  Adjustments      Pro Forma
                                                                       (In thousands)

   LIABILITIES AND SHAREHOLDERS' INVESTMENT
   Current Liabilities:
    Accounts payable                                 $    2,314     $       -     $       -     $    2,314
    Accrued payroll and employee benefits                 2,406             -             -          2,406
    Accrued restructuring costs                           2,507             -        12,032         14,539
    Customer deposits                                     2,550        (2,299)            -            251
    Other accrued expenses                                4,429        (1,001)            -          3,428
    Due to parent company and affiliated companies        3,174            28             -          3,202
                                                     ----------     ---------     ---------     ----------

                                                         17,380        (3,272)       12,032         26,140
                                                     ----------     ---------     ---------     ----------

   Long-term Obligations                                115,054           (54)            -        115,000
                                                     ----------     ---------     ---------     ----------

   Deferred Lease Liability                               1,206        (1,010)            -            196
                                                     ----------     ---------     ---------     ----------

   Common Stock Subject to Redemption                    40,500             -             -         40,500
                                                     ----------     ---------     ---------     ----------

   Shareholders' Investment:
    Common stock                                            408             -             -            408
    Capital in excess of par value                       35,640             -             -         35,640
    Accumulated deficit                                 (72,244)            -       (34,156)      (106,400)
    Treasury stock at cost                              (20,534)            -             -        (20,534)
    Parent company investment                                 -       (28,324)       28,324              -
                                                     ----------     ---------     ---------     ----------

                                                        (56,730)      (28,324)       (5,832)       (90,886)
                                                     ----------     ---------     ---------     ----------

                                                     $  117,410     $ (32,660)    $   6,200     $   90,950
                                                     ==========     =========     =========     ==========




                             THERMOLASE CORPORATION

                NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS
                                   (Unaudited)
Note 1 - Pro Forma Adjustments to Pro Forma Condensed Statements of Operations

      All pro forma adjustments to the pro forma condensed statements of operations for the fiscal year ended October 3, 1998, and the six months ended
April 3, 1999, represent the results of the spas sold and closed.

Note 2 - Pro Forma Adjustments to Pro Forma Condensed Balance Sheet (In thousands)

      All pro forma adjustments to the pro forma condensed balance sheet as of April 3, 1999, captioned "Accounts of Spa Business," represent the assets and liabilities of the spas sold and closed.

      The following pro forma adjustments to the pro forma condensed balance sheet as of April 3, 1999, are related to the sale of the spas:

                                                                                             Spa Business
                                                                                               Adjustments
                                                                                             Debit (Credit)

Cash and Cash Equivalents
Cash paid by the Company to the acquirers for certain                                            $    (800)
 renovations and initial working capital requirements
                                                                                                 ---------

Notes Receivable, Net
Current portion of notes receivable issued to the Company by the acquirers                           4,000
                                                                                                 ---------

Other Assets
Long-term notes receivable issued to the Company by the acquirers, at                                3,000
 their estimated fair market value
                                                                                                 ---------

Accrued Restructuring Costs
Remaining lease obligations for all spas, net of estimated sublease receipts                       (12,032)
                                                                                                 ---------


Accumulated Deficit
Excess of the net book value of the spas over the estimated fair                                    34,156
 market value of consideration received
                                                                                                 ---------

Parent Company Investment
Elimination of the spa business' equity accounts                                                   (28,324)
                                                                                                 ---------




                                       8

Item 7.  Financial Statements, Pro Forma Combined Condensed Financial Information and Exhibits
(continued)

(c)    Exhibits

2.1 Stock Purchase Agreement between ThermoLase Corporation and TGH, LLC, dated June 27, 1999. Exhibits to this agreement have been omitted from the copy of the agreement filed herewith. Copies of such exhibits will be furnished supplementally to the Commission upon request to the Company.

2.2 Asset Purchase Agreement between ThermoLase Corporation and GH Day Spas, Inc., dated June 27, 1999. Exhibits to this agreement have been omitted from the copy of the agreement filed herewith. Copies of such exhibits will be furnished supplementally to the Commission upon request to the Company.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on this 12th day of July, 1999.

                                                  THERMOLASE CORPORATION



                                                   By:  /s/ Paul F. Kelleher
                                                        Paul F. Kelleher
                                                        Chief Accounting Officer
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